SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

The Company’s management has evaluated subsequent events through the date the financial statements were issued.

Subsequent to December 31, 2022, the Company terminated the previously announced proposed acquisition of Gentle Ventures, LLC d/b/a Dispensary 33 (“Dispensary 33”) and certain of its affiliates that collectively own and operate two licensed retail dispensaries in Chicago, Illinois. Following the mutual termination, the Company will no longer be required to pay the previously announced purchase consideration of $55,000 upfront, including $12,000 of cash, $3,000 of sellers notes and $40,000 of stock.

Subsequent to December 31, 2022, the Company signed a definitive agreement to sell Blue Camo, LLC (“Blue Camo”). The sale includes three Oasis-branded dispensaries in the greater Phoenix area, a cultivation and processing facility in Chandler, a cultivation facility in Phoenix, and Willcox OC, LLC, a joint venture developing an outdoor cultivation facility. Total consideration consists of $20,000 in cash before working capital adjustments and the assumption of lease obligations eliminating approximately $15,000 in long-term lease liabilities. In a separate arrangement, all potential earn-out consideration and debt outstanding related to the Q1 2021 purchase of Blue Camo are to be eliminated, reducing the Company’s long-term debt by $22,500. The sale is subject to certain closing conditions and regulatory approvals. Although the Company expects to receive this variance approval, there is no assurance that it will be granted. As of December 31, 2022, Blue Camo was classified as held and used as it did not meet the accounting criteria to be classified as held for sale in accordance with ASC 205. Management will revisit this assessment as of March 31, 2023 as it relates to the classification of held for sale and the potential for a net loss on sale to be recognized of approximately $175,000 based on the carrying value of Blue Camo. Refer to Note 8 ‘Goodwill and Intangible Assets’ for impairment procedures performed as of December 31, 2022.

Subsequent to December 31, 2022, the Company entered into an option agreement with Daily Releaf, LLC (“Daily Releaf”) and Heaven Wellness, LLC (“Heaven Wellness”), each provisionally licensed to operate a medical marijuana dispensary in Ohio. The agreement provides the Company with the future ability to acquire 100% of the equity interests of the two entities. In addition to the option agreements, the Company has also entered into a Support Services Agreement and a Working Capital Loan Agreement with the Daily Releaf and Heaven Wellness cannabis dispensaries (collectively, the “Ohio Agreements”). The Ohio Agreements are subject to ongoing compliance with Ohio law and the jurisdiction of the State of Ohio Board of Pharmacy including variance approval for the loan agreement funds which has not been granted at this time. Although the Company expects to receive this variance approval, there is no assurance that it will be granted.